                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT
               Pursuant To Section 13 or 15 (D) of the Securities
                              Exchange Act Of 1934

                                FEBRUARY 6, 2001


                      GLOBAL TELEPHONE COMMUNICATION, INC.
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              (Exact name of Small Business Issuer in Its Charter)


             NEVADA                                           87-0285729
-------------------------------------------------     --------------------------
  (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                        Identification Number)


SUITE 1800, 10 SOUTH RIVERSIDE PLAZA, CHICAGO, IL               60606
-------------------------------------------------     --------------------------
(Address of principal executive offices)                      (Zip Code)


                                 1-877-901-4824
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                           (Issuer's Telephone Number)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         EXHIBIT                    DESCRIPTION
         -------                    -----------
         99.1                       HJ & Associates, LLC response to the
                                    Registrant's Item 4 filed on February 9,
                                    2001.


                                   SIGNATURES

             Pursuant to the requirements required of the Securities and Exchange Act of 1934 the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            GLOBAL TELEPHONE
                                            COMMUNICATION, INC.


DATED: February 12, 2001                    BY:  /s/ Thomas Kennedy
                                               ---------------------------------
                                               THOMAS KENNEDY
                                               Secretary